Processa Pharmaceuticals

(Formerly Promet Therapeutics, LLC)

Developing Products to Improve the Survival and/or Quality of Life for Patients Who Have a High Unmet Medical Need

David Young, Pharm.D., Ph.D.
CEO and Interim CFO

October 2017

Disclaimer: Forward Looking Statements

The following summary is provided for informational purposes only and does not constitute an offer or solicitation to acquire interests in the investment or any related or associated company. Any such offer or solicitation may be made only by means of a confidential Private Placement Memorandum ("Memorandum") and in accordance with the terms of all applicable securities and other laws. All information contained herein is subject to and qualified by the contents of the Memorandum. As more fully described therein, participation in any securities offering is limited to Accredited Investors. Please contact Processa Pharmaceuticals, Inc. (the "Company) or a licensed representative of Boustead Securities, LLC ("Boustead"), the FINRA Registered managing broker-dealer of this Offering, to inquire about obtaining a copy of any such Memorandum. The information and any statistical data contained herein have been obtained from sources which we believe to be reliable, but we do not represent that they are accurate or complete, and they should not be relied upon as such. All opinions expressed and data provided herein are subject to change without notice.

This potential investment opportunity may not be suitable for all types of investors. All investments involve different degrees of risk. You should be aware of your risk tolerance level and financial situation at all times. The rights, duties, and obligations of all parties to the proposed transactions, including the Company, will be governed and limited by the operative documents, which will be available upon request to the extent not otherwise provided. The Company does not accept or assume any duties, responsibilities, or obligations except as specifically provided in the final transaction documents. Read any and all information presented carefully before making any investment decisions. All investments presented are subject to market risk and may result in the entire loss of investment.

The information contained herein should not be used in any actual transaction without the advice and guidance of legal counsel and a professional tax advisor who is familiar with all the relevant facts. The information contained here is general in nature and is not intended as legal, tax or investment advice. Furthermore, the information contained herein may not be applicable to or suitable for an individual's specific circumstances or needs and may require consideration of other matters. Neither the Company nor Boustead, their members, directors, officers, employees and consultants assume any obligation to inform any person of any changes in the tax law or other factors that could affect the information contained herein.

These materials may include forward-looking statements including financial projections, plans, target and schedules on the basis of currently available information and are intended only as illustrations of potential future performance, and all have been prepared internally. Forward- looking statements, by their very nature, are subject to uncertainties and contingencies and assume certain known and unknown risks. Since the impact of these risks, uncertainties and other factors is unpredictable, actual results and financial performance may substantially differ from the details expressed or implied herein. Neither the Company nor Boustead assume any obligation to release updates or revisions to forward-looking statements contained herein.

Processa Pharmaceuticals

Processa Pharmaceuticals: At A Glance

OTC*	Symbol: PCSA
Headquarters	Hanover, MD
Market Cap as of 10/2/17	$148.2M
Shares Outstanding	246.9M
Cash as of 10/2/17	$2.35M
Insider Ownership % * *	76.11%

* Plan to Uplist to NASDAQ or NYSE MKT 1H2018

* * Pro Forma

Overview

- Developing Products to Improve the Survival and/or Quality of Life for Patients Who Have a High Unmet Medical Need



- Proven Team of Executives, Drug Development Experts with >30 FDA Approvals



Processa Pharmaceuticals

Corporate Highlights

Proven Team of Executives, Drug Development Experts with >30 FDA Approvals

Use Regulatory Science Approach for In-Licensing Clinical Stage Product(s) with Clinical &/or Pre-Clinical POC Data

Two Targeted Markets in High Sociodemographic Countries:

- 200,000 to 500,000 Patients (Max Sales $1.0B - $2.7B)
- 76,000 to 184,000 Patients (Max Sales $400M - $970M)

Next Significant Value Added Milestones

- Meetings with FDA on 2 Indications 4Q2017 & 1Q2018
- In-Licensing Additional Asset(s) in 2018
- Completion of Dose Ranging Clinical Studies in 2019

Raise Funds in 4Q2017 then Uplist to NASDAQ or NYSE

Raise Funds in 2H2018 and 2H2019

Develop Drug Products Through Approval or Out-License after Phase 3 Agreement with FDA

Processa Pharmaceuticals

Transformation of Promet Therapeutics into Processa Pharmaceuticals, Inc. (OTC: PCSA)



Promet Therapeutics (Prior Raise $4.3M)
Reverse Asset Purchase
Heatwurx, Inc. (OTC: HUWX) Dormant Public Co.
"New Heatwurx, Inc." (OTC: HUWX) Promet Management Takes Over Company
90% Current Promet Investors
+
10% Current HUWX Investors
Name/Symbol Change
Processa Pharmaceuticals (OTC: PCSA)
$8.0M PIPE with $2.25M
Already Committed by Current Shareholders

Processa Pharmaceuticals

We Know How to Succeed in Drug Development



PEOPLE



PRODUCTS



CAPITAL



COMMERCIALIZATION

Processa Pharmaceuticals

Our People Lead to Success


FDA
???
APPROVAL

We Know The Way To The FDA

- **Established and Proven Executive Team with Over 20+ Years of Biotech Management Experience**
  - Most Recently Helped to Transform Questcor Pharmaceuticals from $15M to $5.6B Market Cap
- **Development Team Which Knows the Process to Obtain Drug Approvals**
  - Over 25 Years of Experience Developing Drugs
  - Over 30+ FDA Approvals
  - 100+ FDA Meetings
  - Trained FDA Reviewers
  - Worked on 3 FDA Guidance's with FDA
  - FDA Advisory Committee Involvement as a Committee Member and Sponsor

Processa Pharmaceuticals

OUR LEADERSHIP

- **David Young, Pharm.D., Ph.D., CEO and Interim CFO**
  - Former Board Member, CSO of Questcor Pharmaceuticals ~$15M Market Cap to $5.6B in 7 yrs
  - Former President, AGI Therapeutics; Founder & CEO, GloboMax
  - Former Instructor of FDA Reviewers and FDA Advisory Committee Member
- **Patrick Lin, Chief Business and Strategy Officer**
  - 20 Years Financing and Investing Experience in Biopharma Sector; Principal/Founder Primarius Capital, Focused on Small Cap with numerous $3B+ Mkt Cap Winners
  - Former E*Offering Co-Founder Growing Company to 200 Employees & $80M Rev. During 1st Year
  - Former Robertson Stephens & Co. Principal with >500 Successful IPO & Follow-On Offerings
- **Sian Bigora, Pharm.D., Chief Development Officer**
  - Former VP, Regulatory Affairs at Mallinckrodt, Questcor Pharmaceuticals, AGI Therapeutics, GloboMax
  - Former Instructor of FDA Reviewers
- **Wendy Guy, Chief Administrative Officer**
  - Former Senior Manager in Business Operations at Questcor, AGI Therapeutics, GloboMax with 20 Years Experience in Corporate Management, HR and Finance

Processa Pharmaceuticals

Major Criteria for Selecting Pipeline Products in High Unmet Medical Need Conditions


Tens of Thousands of Drugs Evaluated Preclinically by Pharma and Biotech
Thousands of Drugs Evaluated Clinically (6,550 Industry Sponsored Studies in 2014)
Few Drugs FDA Approved (30 NME & 56 505(b)(2) Approvals in 2014)
Processa Pipeline Selected from Clinical Stage Drugs

- ✓ Pharmacology Aligns with Pathophysiology
- ✓ Clinical or Pre-Clinical POC Data Exists to Support Efficacy
- ✓ Clinical Stage of Development (Often in Different Target Population) or Has Pre-IND Enabling Data for Clinical Development
- ✓ Value Added Milestones Reached in 1-2 Yrs
- ✓ Probability of Approval Acceptable with FDA NDA Submission in 3-7 Years
- ✓ Acceptable Return on Investment (e.g., In-Licensing, Development Cost, Timeline, Risk Adjusted NPV)

Processa Pharmaceuticals

Difference In Processa Approach to In-Licensing


Tens of Thousands of Drugs Evaluated Preclinically by Pharma and Biotech
Thousands of Drugs Evaluated Clinically (6,550 Industry Sponsored Studies in 2014)
Few NDA FDA Approved (30 NME & 56 505(b)(2) Approvals in 2014)
Pharmacology and Clinical Science
Commercial
FDA
???
Regulatory Science and Probability of Approval Based on FDA Experience
Processa Approach to In-Licensing Drug Products
Typical Approach to In-Licensing Drug Products

Source: Johns Hopkins, Science Daily Dec 2015; CDER FDA NME Approval Database; RAPS April 2015

Processa Pharmaceuticals

PCS499 Diverse Pharmacology Useful for Two Indications

PCS499 is the Analog of a Major Metabolite of an Approved Drug

- PCS499 Has Diverse Pharmacology

Previous Evaluation of PCS499 in Diabetic Nephropathy (Processa Not Pursuing This Indication)

- FDA Approved IND, Phase 1 Studies Complete
- Phase 2 Diabetic Nephropathy Study Had Mixed Efficacy Results
- Existing Healthy Human Trials and Phase 2 Trials Demonstrate PCS499 is Safe in Humans and Ready to Be Administered to Patients with Other Conditions

Processa Pipeline for PCS499 Includes Two Unmet Medical Need Indications

- Necrobiosis Lipoidica (NL)
- Radiation Therapy Adverse Effects in Oncology (RTAE)

Processa Pharmaceuticals

PCS499 For Treatment of Necrobiosis Lipoidica (NL) - No Approved Treatment

- Inflammatory Site Disorder With Pathophysiology Involving the Immune System and Blood Flow
- Skin Becomes Necrotic; 30% of Patients Have Painful Ulcerations
- Potential to Last for Month or Years
- Complications: Infections, Amputation, Squamous Cell Cancer
- No Current FDA Approved Treatment; Dermatologist Are Mainly Using Topical Steroids with Poor Long Term Response; Some Dermatologist Use Other Products with Mixed Results



Processa Pharmaceuticals

PCS499 For Treatment of Necrobiosis Lipoidica (NL) - No Approved Treatment

- Evidence of PCS499 Efficacy in Patients with NL
  - PCS499 Diverse Pharmacology Targets Mixed Pathophysiology Associated with NL
  - Case Studies Report a Drug with Similar Pharmacology Having Efficacy
  - Some Dermatologist Use Similar Pharmacology Product With Mixed Results (Dose Probably Too Low But Unable to Give Higher Doses Because of Adverse Events)
  - Metabolite Profile of PCS499 Likely to Improve Efficacy/Safety Profile



- Target Population 200,000 – 500,000 Patients in High Sociodemographic Index (SDI) Countries (74,000-185,000 in US)

- Anticipate Orphan Drug Designation

Processa Pharmaceuticals

Market Opportunity Based on Average Prevalence ($1.1B - $2.7B SDI Countries, $400M – $1.0B in US)


Necrobiosis Lipoidica (NL)
$1.9B in All SDI Countries
$700M
$1.2B
Max Gross Sales US
Max Gross Sales SDI Other than US

Target Population 200,000 – 500,000 Patients in
High Sociodemographic Index (SDI) Countries (74,000-185,000 in US)

Source: Muller SA, et al. Arch Dermatol. 1966; Jockenhöfer F, et al, J Dtsch Dermatol Ges. 2016; Company

Processa Pharmaceuticals

PCS499 To Treat Radiation Therapy Adverse Effects (RTAE) in Head/Neck Cancer – No Approved Treatment

- Patients with Head/Neck Cancer Receiving Radiation Therapy (RT) Often Have Progressive Fibrotic Tissue Sclerosis and/or Xerostomia from Normal Tissue Exposure to Radiation
- Normal Tissue Continues to Change from Months - Years after RT
- No FDA Approved Treatment; Radiation Oncologist Do Not Have a Standard of Care and Use a Variety of Drug Products to Treat Various Symptoms; Some Radiation Oncologist Use Other Products With Mixed Results


radiation
normal tissue
myofibroblast & macrophage/monocyte
(proliferation)
(infiltration)
production
production
stimulation
TGF-β
α-smooth muscle actin
deposition
Collagen, fibronectin etc.
fibrosis

Processa Pharmaceuticals

PCS499 To Treat Radiation Therapy Adverse Effects (RTAE) in Head/Neck Cancer – No Approved Treatment

- Evidence of PCS499 Efficacy In Patients with RTAE
  - Diverse Pharmacology Targets Mixed Pathophysiology Associated with RTAE
  - Case Reports on Drug with Similar Pharmacology Having Efficacy
  - Some Radiation Oncologist Use Similar Pharmacology Drug With Mixed Results (Dose Probably Too Low But Unable to Give Higher Doses Because of Adverse Events)
  - Metabolite Profile of PCS499 Likely to Improve Efficacy/Safety Profile


radiation
normal tissue
myofibroblast & macrophage/monocyte
(proliferation)
(infiltration)
production
production
stimulation
TGF-β
α-smooth muscle actin
deposition
Collagen, fibronectin etc.
fibrosis

- Target Population 76,000 – 184,000 Patients in High Sociodemographic Index (SDI) Countries (26,000 – 52,000 in US)

- PCS499 Efficacy in Treating RTAE in Head/Neck Cancer Opens Up More Opportunities to Treat Other Types of Radiation Treated Cancer

- Anticipate Orphan Drug Designation

Processa Pharmaceuticals

Market Opportunity Based on Average Prevalence ($400M – $972M SDI Countries, $137M – $274M in US)


Radiation Related Adverse Effects In
Head/Neck Cancer
$686M in All SDI Counries
$205M
$481M
Max Gross Sales US
Max Gross Sales SDI Other than US

Target Population 76,000 – 184,000 Patients in High Sociodemographic Index (SDI) Countries (26,000 – 52,000 in US)

Source: Siegel, et al. CA Cancer J Clin. 2017; Global Burden of Disease Cancer Collaboration. JAMA Oncol. 2017; Company

Processa Pharmaceuticals

Potential Asset #3: Drug Delivery Platform for Large Molecules (Proteins, Peptides) or Small Molecules

- Hydrogel Drug Delivery Platform for Large or Small Molecules
- Molecules Presently Administered Intravenously May Be Formulated into a Patient Friendly Subcutaneous Formulation
- Molecules Administered Daily/Weekly May Be Administered Monthly or Potentially Even Every 6 Months
- Since Only Approved Products Will Be Used in the Formulation, Development Timeline Should Be Shorter (3-6 Yrs)


Plasma Concentration
Monthly Administration
Weekly Administration
Time (Weeks)

Processa Pharmaceuticals

Portfolio and Pipeline Timeline with Value Added Milestones

	Q4 2017	2018	2019	2020+	2022-2025
PCS499 Necrobiosis Lipoidica	FDA Pre-IND Meeting	CMC, IND, Phase 2 Dose Ranging Study	Phase 2 Dose Ranging Study Ongoing	Pivotal Study	NDA, EMEA Submission
PCS499 Radiation Therapy Adverse Effects	FDA Meeting Request	FDA Pre-IND Meeting, IND, Phase 2 Dose Ranging Study	Phase 2 Dose Ranging Study Ongoing	Pivotal Study	NDA, EMEA Submission
New Asset**	Due Diligence	Formulation Development, FDA Pre-IND Meeting	IND, Phase 2 Dose Ranging Study	Phase 2 Ongoing, Pivotal Study	NDA, EMEA Submission
Value Added Milestones	FDA Meeting	FDA Meeting, 2 INDs	Complete Trials	Out-license One Product??	Complete Multiple Phase 3, NDA Approvals

** Term Sheet Signed for Potentially New Asset

Processa Pharmaceuticals

Processa rNPV for Only NL and RTAE by Clinical Milestone

Valuation Based on

- Team Experience and Past Successes
- PCS499 in Clinical Stage of Development for 2 Indications
- Risk Adjusted Net Present Value (rNPV) of PCS499 in High SDI Countries (See Below, See Appendix)*

	rNPV: Pre-IND Meeting Avg (Range)	rNPV: Dose Ranging Study Avg (Range)	rNPV: Pivotal Study Avg (Range)	rNPV: NDA Filing Avg (Range)	rNPV: Approval Avg (Range)
PCS499 NL	*$166M ($87M - $245M)*	$277M ($146M - $407M)	$653M ($364M - $942M)	> $1.0B (> $1.0B)	> $2B (> $1.6B)
PCS499 RT Adverse Effects	$94M ($33M - $155M)	$112M ($55M - $170M)	$286M ($159M - $414M)	$1.0BM ($594M - $1.5B)	$1.1B ($644M - $1.6B)
TOTAL rNPV	*$260M ($120M -$400M)*	$389M ($201M - $577M)	$939M ($523M - $1.3B)	> $1.0B (> $1.0B)	$> 3.0B (> $2.2B)

*Source: Company

Processa Pharmaceuticals

Summary of Offering

KEY TERMS

Financing:	PIPE
Exemption:	Reg D, 506c
Security:	Common Stock
Amount:	$8 Million
Price Per Share:	$0.324
Pre-Money Valuation	$80.0 Million**
Target Closing Date:	4Q:2017

rNPV VALUATION BENCHMARKS*

	rNPV: Pre-IND Meeting Avg (Range)	rNPV: Dose Ranging Study Avg (Range)
PCS499 NL	<u>*$166M*</u> <u>*($87M - $245M)*</u>	$277M ($146M - $407M)
PCS499 RT Adverse Effects	$94M ($33M - $155M)	$112M ($55M - $170M)
TOTAL rNPV	<u>*$260M*</u> <u>*($120M -$400M)*</u>	$389M ($201M - $577M)

**$80M Pre-Money Valuation ≈ High rNPV for NL in US ≈ Low rNPV for NL in SDI ≈ 70% Discount on the Average Total rNPV

*Source: Company

Processa Pharmaceuticals

Summary

The Challenge:

- To Maximize Return on Investment by Efficiently Obtaining FDA Approval of Drug Products that Treat Patients who Have a High Unmet Medical Need

The Solution:

- Assemble a Team of Drug Developers Experienced in Efficiently Maneuvering Through the Development and FDA Approval Process
- Follow Processa Pipeline Selection Criteria
- Define and Achieve Value Added Milestones Including Potentially Out-licensing One Product to Further Increase Value and Obtain Non-Diluting Cash
- Raise Capital to Support Efficient and Cost Effective Drug Development Programs, Not to Support Scientific Knowledge
- Develop Drug Products Through Approval or Out-License After Phase 3 FDA Agreement
- Increase Shareholder Value Through Development, Commercialization, Selling or Out-Licensing of Assets, Merger and/or Acquisition

Processa Pharmaceuticals